Exhibit 32.2

CERTIFICATION OF
PRINCIPAL FINANCIAL OFFICER AND CHIEF ACCOUNTING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Liu Yanyan, Chief Financial Officer of China Modern Agricultural Information, Inc., hereby certify, that:

1.	The Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, fairly presents, in all material respects, the financial condition and results of operations of China Modern Agricultural Information, Inc.

Date: May 20, 2014

By:	/s/ Liu Yanyan
Liu Yanyan Chief Financial Officer (Principal Financial Officer and Chief Accounting Officer)